Exhibit  99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line Small Cap Opportunities Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 3/31/22 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 10, 2022

By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Small Cap Opportunities Fund, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jim Gallo, Treasurer of the Value Line Small Cap Opportunities Fund, Inc. (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 3/31/22 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	June 10, 2022

By:	/s/ Jim Gallo
Jim Gallo
Treasurer
Value Line Small Cap Opportunities Fund, Inc.